Exhibit 10.51

Motorola Solutions, Inc.
2013 Motorola Solutions Executive Officer Short Term Incentive Plan Terms
As Approved By the Compensation and Leadership Committee
On January 16, 2013

Design Feature	2013 Executive Officer Short Term Incentive Plan
Plan Year	January 1, 2013 through December 31, 2013.
Performance Measures
Operating Earnings: Calculated according to GAAP, excluding the following items:
•    Earnings from Discontinued Operations as reported externally
•    Highlighted Items as reported externally, such as reorganization of business charges, asset impairments, extraordinary, unusual and/or non-recurring items of gain or loss
•    Stock-Based Compensation expense
•    Intangible Assets Amortization expense

Free Cash Flow: Operating Cash Flow calculated according to GAAP less capital expenditures

At the end of the Plan Year, the Compensation Committee may exercise its discretion in determining applicable Business Performance Factors, as provided in the Plan.

Individual Performance Factors	Shall range from 0x to 1.4x.

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